Exhibit 99.1

Zoomcar, the World’s Largest Emerging Market Focused Car Sharing Platform, to be Publicly Listed Through a Merger with Innovative International Acquisition Corp. (NASDAQ: IOAC)

Founded in 2013, Zoomcar has pioneered car sharing across emerging markets. With its asset-light marketplace-focused business model, the Zoomcar platform connects host vehicle owners with guests who choose from a selection of otherwise idle cars to use for personal, business and travel needs. With operations across India, Indonesia, Vietnam, and Egypt, Zoomcar is transforming the urban mobility landscape with the introduction of affordable, sustainable and convenient transportation solutions. Zoomcar currently operates across more than 50 cities globally and plans to continue building smart, convenient and sustainable transport solutions for emerging market consumers.

Zoomcar’s primary focus lies in emerging market transportation, which, based on ownership rates across Zoomcar’s core markets averaging less than 10%, translates into an estimated $90 billion addressable market across emerging market geographies by 2025.

At its core, Zoomcar’s primary advantage stems from its continuing focus, from inception, on investing across core technologies such as IoT and machine learning to create a seamless, frictionless user experience for guests and hosts.

Zoomcar expects to use proceeds from the proposed transaction (the “Proposed Transaction”) with Innovative to accelerate technology development and new market entry while also continuing to invest in growth across existing markets.

The Proposed Transaction represents an implied pro forma enterprise value of Zoomcar of approximately $456 million. Proceeds to Zoomcar from the Proposed Transaction are expected to consist of funds retained by Innovative, after shareholder redemptions, and transaction financing.

BANGALORE, India, Oct. 13, 2022 (GLOBE NEWSWIRE) -- Zoomcar, Inc. (“Zoomcar”), the world’s largest emerging market focused car sharing platform, and Innovative International Acquisition Corp. ("Innovative") (NASDAQ: IOAC), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive merger agreement (the “Merger Agreement”) that will result in Zoomcar becoming a publicly listed company. The transaction values the combined company (the “Combined Company”) at an implied pro forma enterprise value of approximately $456 million. Upon closing, the Combined Company will be renamed Zoomcar Holdings, Inc. and expects to list its common stock on Nasdaq.

Zoomcar presently has over 3 million active users and over 25,000 vehicles registered for use on its global car sharing marketplace, a milestone achieved within just 12 months of launching its car sharing platform. With private car usage rates of 1-2 hours per day across its core markets, Zoomcar benefits from exceptionally favorable market dynamics, as it sources vehicle owners to become hosts on its car sharing marketplace. On the guest side of its business, Zoomcar benefits from the wide variety of use cases for private car usage across its core markets. The post-COVID 19 pandemic recovery also provides significant opportunity for short-term vehicle usage.

“Zoomcar aims to fundamentally transform the urban mobility landscape across emerging markets through the introduction of a highly scalable marketplace focused car sharing platform,” said Zoomcar Co-Founder and CEO Greg Moran.

Zoomcar has grown steadily since its launch, with a rapid pace of adoption that has built its presence in four countries and more than 50 cities. Zoomcar’s first mover advantage across markets provides a strong brand awareness that forms the backbone of its product driven, organic growth strategy for future business buildout.

Zoomcar’s shared mobility vision has proven to be an ideal fit for emerging markets, with less than 10% average vehicle ownership across its core markets creating untapped demand among a growing middle class that values affordability and convenience. Additionally, young populations and rapidly growing, dense cities make Zoomcar’s car sharing marketplace ecosystem stronger and help to strengthen continuous adoption.

Zoomcar’s unique technology platform facilitates car sharing at scale. Owners of personal, private or non-transport vehicles (hosts) can list their vehicles on the platform, and eligible users (“guests”) can book them for personal use. Hosting on Zoomcar is easy and hosts cars listed on the platform are fitted with a customized safety monitoring hardware device, offering 100% keyless entry as part of Zoomcar’s proprietary IoT technology stack. After onboarding, the car is ready to earn income for the host once it starts receiving bookings. Hosts have flexibility to share their car whenever it’s convenient and hosts are credited with earnings upon the completion of a booking.

Management Comments

Greg Moran, Founder & CEO of Zoomcar

“Zoomcar’s car sharing marketplace is positioned to cut across emerging markets, and we expect to target future expansion opportunities in markets which include SE Asia, Latin America, MENA, and Sub-Saharan Africa,” Moran said. “We see a vast addressable market, totaling approximately $90 billion annually by 2025, due to current average private car ownership levels of less than 10% across, combined with an underutilized vehicle base of nearly 200 million cars in our core markets.”

Dr. Mohan Ananda, Chairman & CEO of Innovative

“With our deep experience in operations & technology, we see Zoomcar’s advanced platform addressing and solving the industry’s most pressing needs in today’s challenging urban and emerging markets. Zoomcar’s track record and success to date sets Zoomcar apart from competitors and positions it for accelerated growth at a time when vehicle usage demand is growing and car ownership remains very low.”

Key Transaction Terms

The Proposed Transaction between Innovative and Zoomcar is structured as a merger of an Innovative subsidiary and Zoomcar and concurrent issuance of securities by Innovative to Zoomcar security holders. Upon consummation of the merger, the publicly listed Combined Company is expected to be renamed “Zoomcar Holdings, Inc.”. The Proposed Transaction values Zoomcar at an implied pro forma enterprise value of approximately $456 million. Transaction consideration, consisting of newly-issued securities of the Combined Company, will include shares of Combined Company common stock, valued at $10.00 per share, and assumption of outstanding Zoomcar securities; additional earnout shares may be distributed to Zoomcar stockholders after closing, upon achievement of certain trading price-based targets or a change of control of the Combined Company. The Trust Account established by Innovative at the time of its initial public offering currently contains approximately $235 million. Proceeds from the Trust Account, following satisfaction of redemptions by Innovative shareholders, are expected to provide proceeds to Zoomcar at closing to pursue its business strategy and for general working capital purposes. After the closing, Zoomcar stockholders are expected to retain a majority of the outstanding shares of the Combined Company and Zoomcar will designate a majority of proposed directors for the Combined Company board.

The boards of directors of both Zoomcar and Innovative have unanimously approved the proposed business combination, which is expected to be completed in the first half of 2023, subject to, among other things, approval by Innovative’s and Zoomcar’s shareholders, and satisfaction (or waiver, as applicable) of the conditions stated in the Merger Agreement, including regulatory approvals and other customary closing conditions, including a registration statement (the “Registration Statement”) to be filed by Innovative being declared effective by the U.S. Securities and Exchange Commission (the “SEC”).

Additional information about the Proposed Transaction, including a copy of the Merger Agreement, will be provided in a Current Report on Form 8-K to be filed by Innovative with the SEC and available at www.sec.gov. Additional information about the Proposed Transaction will be described in the Registration Statement, which Innovative will file with the SEC.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, is acting as exclusive financial advisor and exclusive capital markets advisor to Zoomcar; Ellenoff Grossman & Schole LLP is acting as US legal advisor to Zoomcar. Lincoln International is acting as financial advisor to the special committee of the board of directors of Innovative (the “Special Committee”). McDermott Will & Emery LLP is acting as US legal advisor to Innovative. Morris, Nichols, Arsht & Tunnell LLP is acting as legal advisor to the Special Committee. DLA Piper LLP (US) is acting as legal advisor to Cohen & Company Capital Markets.

Investor Webcast

Zoomcar and Innovative expect to hold a joint conference call to discuss the proposed business combination. A transcript of the conference call will be furnished by Innovative to the SEC and available on the SEC’s website at www.sec.gov. In addition, Innovative intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus of Innovative, and will file other documents regarding the Proposed Transaction with the SEC.

About Zoomcar

Founded in 2013 and headquartered in Bengaluru, India, Zoomcar is the leading marketplace for car sharing across India, Southeast Asia and the MENA region, with over 25,000 cars currently available to guests using its platform. The Zoomcar community connects vehicle owners with guests, who choose from a selection of cars for use at affordable prices, promoting sustainable, smart transportation solutions in growing markets. Uri Levine, the co-founder of mobility unicorns Waze and Moovit, currently serves as Chairman of Zoomcar’s Board of Directors.

About Innovative International Acquisition Corp.

Innovative is a blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Innovative’s management, comprises of Dr. Mohan Ananda, Madan Menon and Elaine Price, along with a board of directors that builds on its ability, experience and network with cross border transactions and strategic growth, sought to partner with a technology company that had a global footprint with a focused global growth strategy. Innovative conducted a successful IPO in October of 2021, in which it raised $235 million. Innovative’ s investment thesis was to find a company which had a history of positive growth, a clear path to profitability, a strong defensible market position coupled with a culture of inclusion, diversity, and environmental responsibility. Innovative sought advice from several leading firms to assist with a thorough diligence process prior to entering into the Merger Agreement.

Additional Information and Where to Find It

In connection with the proposed business combination (the “Business Combination”) involving Innovative and Zoomcar, Innovative intends to file with the SEC a Registration Statement on Form S-4 (as amended, the Registration Statement”), which will include a proxy statement/prospectus. After the Registration Statement is declared effective, Innovative will send the proxy statement/prospectus and other relevant documents to its shareholders. This press release is not a substitute for the proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZOOMCAR, INNOVATIVE, THE PROPOSED BUSINESS COMBINATION AND RELATED MATTERS. The documents filed or that will be filed with the SEC relating to the Business Combination (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from Innovative upon written request at Innovative International Acquisition Corp., 24681 La Plaza, Ste 300, Dana Point, CA 92629.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the Business Combination and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in Solicitation

This communication is not a solicitation of a proxy from any investor or security holder. However, Innovative, Innovative International Sponsor I LLC (Innovative’s Sponsor), Zoomcar, and their respective directors, officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the Business Combination under the rules of the SEC. Information about Innovative’s directors and executive officers and their ownership of Innovative’s securities is set forth in filings with the SEC, including Innovative’s annual report on Form 10-K filed with the SEC on March 29, 2022 and subsequent quarterly reports filed with the SEC on form 10-Q. To the extent that holdings of Innovative’s securities have changed since the amounts included in Innovative’s most recent annual report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants will also be included in the proxy statement/prospectus, when it becomes available. When available, these documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning.

These forward-looking statements and factors that may cause actual results and the timing of events to differ materially from the anticipated results include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement or could otherwise cause the transactions contemplated therein to fail to close; (2) the outcome of any legal proceedings that may be instituted against Innovative, Zoomcar, the Combined Company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Innovative or stockholders of Zoomcar; (4) the inability of Zoomcar to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) the ability to meet stock exchange listing standards in connection with and following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Zoomcar as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Combined Company to grow and manage growth profitably, maintain its reputation, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (9) the impact of the COVID-19 pandemic on the business of Zoomcar and the Combined Company (including the effects of the ongoing global supply chain shortage); (10) Zoomcar’s limited operating history and history of net losses; (11) Zoomcar’s customer concentration and reliance on a limited number of key technology providers and payment processors facilitating payments to and by Zoomcar’s customers; (12) costs related to the Business Combination; (13) unfavorable interpretations of laws or regulations or changes in applicable laws or regulations; (14) the possibility that Zoomcar or the Combined Company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (15) Zoomcar’s estimates of expenses and profitability; (16) the evolution of the markets in which Zoomcar competes; (17) political instability associated with operating in current and future emerging markets Zoomcar has entered or may later enter; (18) risks associated with Zoomcar maintaining inadequate insurance to cover risks associated with business operations now or in the future; (19) the ability of Zoomcar to implement its strategic initiatives and continue to innovate its existing products; (20) the ability of Zoomcar to adhere to legal requirements with respect to the protection of personal data and privacy laws; (21) cybersecurity risks, data loss and other breaches of Zoomcar’s network security and the disclosure of personal information or the infringement upon Zoomcar’s intellectual property by unauthorized third parties; (22) risks associated with the performance or reliability of infrastructure upon which Zoomcar relies, including, but not limited to, internet and cellular phone services; 23 the risk of regulatory lawsuits or proceedings relating to Zoomcar’s products or services; (24) increased compliance risks associated with operating in multiple foreign jurisdictions at once, including regulatory and accounting compliance issues; (25) Zoomcar’s exposure to operations in emerging markets where improper business practices may be prevalent; (25) Zoomcar’s ability to obtain additional capital when necessary;

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Innovative from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. Forward-looking statements speak only as of the date they are made, and Innovative and Zoomcar disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Zoomcar’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Contacts

Zoomcar

Investors:
Michael Bowen
zoomcarIR@icrinc.com

Media:
Surabi Shetty
surabi.shetty@zoomcar.com

Brad Burgess
zoomcarpr@icrinc.com

Innovative International Acquisition Corp.
Dr. Mohan Ananda, Chairman &CEO
mohan@innovativeacquisitioncorp.com